UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 5, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2021, PPL Corporation ("PPL" or the "Company") announced the appointment of Gregory N. Dudkin to the position of Executive Vice President and Chief Operating Officer effective April 12, 2021. Mr. Dudkin, 63, has served as the President of PPL Electric Utilities Corporation ("PPL Electric"), the Company’s wholly owned Pennsylvania utility subsidiary, since 2012. Mr. Dudkin joined PPL Electric in 2009 as Senior Vice President of Operations and served in that role until his appointment as President in 2012. Prior to joining PPL, he served as Comcast’s senior vice president of technical operations and fulfillment, following 24 years of experience in the electric and gas utility industry in a variety of roles at subsidiaries of Exelon Corporation.

In connection with his promotion, the Compensation Committee of the PPL Board of Directors (the "Committee") approved the following compensation for Mr. Dudkin in 2021: an annual base salary of $740,000 effective April 12, 2021; an annual short-term cash incentive target equal to 80 percent of base salary (prorated for the portion of the year serving as Executive Vice President and Chief Operating Officer); and an annual long-term equity incentive target of 220 percent of base salary. Mr. Dudkin has been a named executive officer of the Company as the President of PPL Electric, and, as is the case for the Company's other named executive officers, under the Company’s current long-term incentive program, Mr. Dudkin's long-term equity incentive awards will be structured as a combination of restricted stock units ("RSUs"; 20% of total award), performance units based on a total shareowner return target ("PU-TSR"; 40% of total award) and performance units based on a return on equity target ("PU-ROE"; 40% of total award) unless otherwise determined by the Compensation Committee.

In addition, in connection with his promotion consistent with PPL’s compensation program, the Committee granted Mr. Dudkin a prorated long-term incentive award for 2021 comprising RSUs with a value of $75,180, a PU-TSR award with a value of $150,360 and a PU-ROE award with a value of $150,360, with the total number of shares to be determined based upon the closing price of PPL Common Stock on April 12, 2021.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On April 5, 2021, the Company issued a press release relating to the announcement described in Item 5.02. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information (including Exhibit 99.1) contained in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release dated April 5, 2021 announcing certain PPL management changes.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  April 5, 2021